Financial Supplement

Third Quarter 2024

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	15
Loans and Leases 90 Days or More Past Due and Accruing	16
Charge-offs, Recoveries, and Related Ratios	17
Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Non-GAAP Financial Measures and Reconciliations	21
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change								2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,901	$1,963	$1,959	$1,988	$2,014	($62)		(3%)	($113)		(6%)	$5,823	$6,236	($413)		(7%)
Noninterest expense	1,259	1,301	1,358	1,612	1,293	(42)		(3)	(34)		(3)	3,918	3,895	23		1
Profit before provision (benefit) for credit losses	642	662	601	376	721	(20)		(3)	(79)		(11)	1,905	2,341	(436)		(19)
Provision (benefit) for credit losses	172	182	171	171	172	(10)		(5)	—		—	525	516	9		2
NET INCOME	382	392	334	189	430	(10)		(3)	(48)		(11)	1,108	1,419	(311)		(22)
Net income, Underlying[1]	392	408	395	426	448	(16)		(4)	(56)		(13)	1,195	1,539	(344)		(22)
Net income available to common stockholders	344	357	304	159	400	(13)		(4)	(56)		(14)	1,005	1,332	(327)		(25)
Net income available to common stockholders, Underlying[1]	354	373	365	396	418	(19)		(5)	(64)		(15)	1,092	1,452	(360)		(25)
PER COMMON SHARE DATA
Basic earnings	$0.77	$0.79	$0.66	$0.34	$0.85	($0.02)		(3%)	($0.08)		(9%)	$2.21	$2.79	($0.58)		(21%)
Diluted earnings	0.77	0.78	0.65	0.34	0.85	(0.01)		(1)	(0.08)		(9)	2.20	2.78	(0.58)		(21)
Basic earnings, Underlying[1]	0.79	0.82	0.79	0.85	0.89	(0.03)		(4)	(0.10)		(11)	2.40	3.04	(0.64)		(21)
Diluted earnings, Underlying[1]	0.79	0.82	0.79	0.85	0.89	(0.03)		(4)	(0.10)		(11)	2.39	3.03	(0.64)		(21)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—	1.26	1.26	—		—
Book value per common share	51.25	48.03	47.43	47.87	44.75	3.22		7	6.50		15	51.25	44.75	6.50		15
Tangible book value per common share	33.54	30.61	30.19	30.91	27.73	2.93		10	5.81		21	33.54	27.73	5.81		21
Dividend payout ratio	55%	53%	64%	124%	49%	139	bps		514	bps		57%	45%	1,185	bps
Dividend payout ratio, Underlying[1]	53	51	53	49	47	200	bps		600	bps		53	41	1,200	bps
COMMON SHARES OUTSTANDING
Average: Basic	446,561,996	454,142,489	461,358,681	466,234,324	469,481,085	(7,580,493)		(2%)	(22,919,089)		(5%)	453,993,833	478,073,507	(24,079,674)		(5%)
Diluted	449,913,467	456,561,022	463,797,964	468,159,167	471,183,719	(6,647,555)		(1)	(21,270,252)		(5)	456,461,330	479,733,008	(23,271,678)		(5)
Common shares at period-end	445,216,549	452,961,853	458,485,032	466,418,055	466,221,795	(7,745,304)		(2)	(21,005,246)		(5)	445,216,549	466,221,795	(21,005,246)		(5)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change								2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.76%	2.86%	2.90%	2.90%	3.03%	(10) bps			(27) bps			2.84%	3.16%	(32)	bps
Net interest margin, FTE[1]	2.77	2.87	2.91	2.91	3.03	(10)			(26)			2.85	3.17	(32)
Return on average common equity	6.12	6.70	5.63	2.96	7.50	(58)			(138)			6.15	8.20	(205)
Return on average common equity, Underlying[2]	6.29	7.00	6.77	7.41	7.82	(71)			(153)			6.68	8.93	(225)
Return on average tangible common equity	9.45	10.61	8.86	4.72	12.00	(116)			(255)			9.63	12.93	(330)
Return on average tangible common equity, Underlying[2]	9.71	11.09	10.65	11.84	12.51	(138)			(280)			10.46	14.09	(363)
Return on average total assets	0.70	0.72	0.61	0.33	0.78	(2)			(8)			0.67	0.86	(19)
Return on average total assets, Underlying[2]	0.71	0.75	0.72	0.76	0.81	(4)			(10)			0.73	0.93	(20)
Return on average total tangible assets	0.72	0.75	0.63	0.35	0.81	(3)			(9)			0.70	0.89	(19)
Return on average total tangible assets, Underlying[2]	0.74	0.78	0.75	0.78	0.84	(4)			(10)			0.75	0.96	(21)
Effective income tax rate	18.56	18.49	22.28	7.59	21.51	7			(295)			19.69	22.24	(255)
Effective income tax rate, Underlying[2]	18.75	20.33	22.84	22.25	21.69	(158)			(294)			20.68	22.55	(187)
Efficiency ratio	66.23	66.27	69.33	81.13	64.21	(4)			202			67.28	62.45	483
Efficiency ratio, Underlying[2]	65.61	64.59	65.05	63.77	63.08	102			253			65.08	59.87	521
Noninterest income as a % of total revenue	27.95	28.16	26.41	25.16	24.44	(21)			351			27.51	23.78	373
Noninterest income as a % of total revenue, Underlying[2]	28.05	28.00	26.32	25.16	24.44	5			361			27.45	23.78	367
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.6%	10.7%	10.6%	10.6%	10.4%
Tier 1 capital ratio	11.9	12.0	11.8	11.8	11.5
Total capital ratio	13.9	14.0	13.8	13.7	13.4
Tier 1 leverage ratio	9.4	9.4	9.3	9.3	9.4
Tangible common equity ratio	7.0	6.5	6.5	6.7	5.9
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	80.85%	80.43%	81.16%	82.30%	84.03%	42	bps		(318)	bps		80.85%	84.03%	(318)	bps
Loan-to-deposit ratio (average balances)	81.59	82.38	82.24	83.54	85.46	(79)	bps		(387)	bps		82.07	87.95	(588)	bps
Full-time equivalent colleagues (period-end)	17,329	17,510	17,354	17,570	18,214	(181)		(1)	(885)		(5)	17,329	18,214	(885)		(5)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change						2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23		2024	2023	2023
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,976	$2,011	$2,051	$2,144	$2,166	($35)	(2%)	($190)	(9%)	$6,038	$6,345	($307)	(5%)
Interest and fees on loans held for sale	18	13	14	18	20	5	38	(2)	(10)	45	55	(10)	(18)
Interest and fees on other loans held for sale	1	4	6	4	8	(3)	(75)	(7)	(88)	11	25	(14)	(56)
Investment securities	423	417	399	339	290	6	1	133	46	1,239	823	416	51
Interest-bearing deposits in banks	121	130	140	171	111	(9)	(7)	10	9	391	280	111	40
Total interest income	2,539	2,575	2,610	2,676	2,595	(36)	(1)	(56)	(2)	7,724	7,528	196	3
INTEREST EXPENSE
Deposits	990	965	987	974	898	25	3	92	10	2,942	2,171	771	36
Short-term borrowed funds	3	4	7	7	8	(1)	(25)	(5)	(63)	14	36	(22)	(61)
Long-term borrowed funds	177	196	174	207	167	(19)	(10)	10	6	547	568	(21)	(4)
Total interest expense	1,170	1,165	1,168	1,188	1,073	5	—	97	9	3,503	2,775	728	26
Net interest income	1,369	1,410	1,442	1,488	1,522	(41)	(3)	(153)	(10)	4,221	4,753	(532)	(11)
NONINTEREST INCOME
Service charges and fees	109	106	96	104	105	3	3	4	4	311	306	5	2
Capital markets fees	94	134	118	87	67	(40)	(30)	27	40	346	232	114	49
Card fees	93	92	86	70	74	1	1	19	26	271	226	45	20
Wealth fees[1]	76	75	68	68	63	1	1	13	21	219	191	28	15
Mortgage banking fees	46	54	49	57	69	(8)	(15)	(23)	(33)	149	185	(36)	(19)
Foreign exchange and derivative products	36	39	36	43	48	(3)	(8)	(12)	(25)	111	140	(29)	(21)
Letter of credit and loan fees	45	43	42	42	43	2	5	2	5	130	126	4	3
Securities gains, net	9	—	5	9	5	9	100	4	80	14	19	(5)	(26)
Other income	24	10	17	20	18	14	140	6	33	51	58	(7)	(12)
Total noninterest income	532	553	517	500	492	(21)	(4)	40	8	1,602	1,483	119	8
TOTAL REVENUE	1,901	1,963	1,959	1,988	2,014	(62)	(3)	(113)	(6)	5,823	6,236	(413)	(7)
Provision (benefit) for credit losses	172	182	171	171	172	(10)	(5)	—	—	525	516	9	2
NONINTEREST EXPENSE
Salaries and employee benefits	647	645	691	667	659	2	—	(12)	(2)	1,983	1,932	51	3
Equipment and software	194	190	192	215	191	4	2	3	2	576	541	35	6
Outside services	146	165	158	174	160	(19)	(12)	(14)	(9)	469	513	(44)	(9)
Occupancy	108	113	114	125	107	(5)	(4)	1	1	335	367	(32)	(9)
Other operating expense	164	188	203	431	176	(24)	(13)	(12)	(7)	555	542	13	2
Total noninterest expense	1,259	1,301	1,358	1,612	1,293	(42)	(3)	(34)	(3)	3,918	3,895	23	1
Income before income tax expense	470	480	430	205	549	(10)	(2)	(79)	(14)	1,380	1,825	(445)	(24)
Income tax expense	88	88	96	16	119	—	—	(31)	(26)	272	406	(134)	(33)
Net income	$382	$392	$334	$189	$430	($10)	(3%)	($48)	(11%)	$1,108	$1,419	($311)	(22%)
Net income, Underlying[2]	$392	$408	$395	$426	$448	($16)	(4%)	($56)	(13%)	$1,195	$1,539	($344)	(22%)
Net income available to common stockholders	$344	$357	$304	$159	$400	($13)	(4%)	($56)	(14%)	$1,005	$1,332	($327)	(25%)
Net income available to common stockholders, Underlying[2]	$354	$373	$365	$396	$418	($19)	(5%)	($64)	(15%)	$1,092	$1,452	($360)	(25%)

1 Effective for the second quarter of 2024, Trust and investment services fees was renamed to Wealth fees to better reflect the broad range of wealth-related management fees and services provided to our customers.
2 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2024 CHANGE
	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2024		September 30, 2023
						$	%	$	%
ASSETS
Cash and due from banks	$979	$1,191	$1,098	$1,794	$1,395	($212)	(18%)	($416)	(30%)
Interest-bearing cash and due from banks	9,936	10,580	10,501	9,834	14,005	(644)	(6)	(4,069)	(29)
Interest-bearing deposits in banks	648	559	392	405	324	89	16	324	100
Debt securities available for sale, at fair value	32,835	31,938	31,187	29,777	25,069	897	3	7,766	31
Debt securities held to maturity	8,738	8,895	9,054	9,184	9,320	(157)	(2)	(582)	(6)
Loans held for sale, at fair value	614	591	505	676	749	23	4	(135)	(18)
Other loans held for sale	49	92	50	103	99	(43)	(47)	(50)	(51)
Loans and leases	141,632	141,842	143,188	145,959	149,746	(210)	—	(8,114)	(5)
Less: Allowance for loan and lease losses	(2,079)	(2,125)	(2,086)	(2,098)	(2,080)	46	(2)	1	—
Net loans and leases	139,553	139,717	141,102	143,861	147,666	(164)	—	(8,113)	(5)
Derivative assets	586	367	469	440	522	219	60	64	12
Premises and equipment	862	863	872	895	878	(1)	—	(16)	(2)
Bank-owned life insurance	3,346	3,325	3,311	3,291	3,275	21	1	71	2
Goodwill	8,187	8,187	8,188	8,188	8,188	—	—	(1)	—
Other intangible assets	137	139	148	157	167	(2)	(1)	(30)	(18)
Other assets	13,236	13,494	13,571	13,359	13,613	(258)	(2)	(377)	(3)
TOTAL ASSETS	$219,706	$219,938	$220,448	$221,964	$225,270	($232)	—%	($5,564)	(2%)
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$35,978	$36,927	$36,593	$37,107	$38,561	($949)	(3%)	($2,583)	(7%)
Interest-bearing	139,210	139,425	139,835	140,235	139,636	(215)	—	(426)	—
Total deposits	175,188	176,352	176,428	177,342	178,197	(1,164)	(1)	(3,009)	(2)
Short-term borrowed funds	15	2	9	505	232	13	NM	(217)	(94)
Derivative liabilities	1,012	1,547	1,705	1,562	2,109	(535)	(35)	(1,097)	(52)
Long-term borrowed funds:
FHLB advances	553	553	2,036	3,786	7,036	—	—	(6,483)	(92)
Senior debt	7,766	6,512	6,414	5,170	5,258	1,254	19	2,508	48
Subordinated debt and other debt	5,625	6,017	5,354	4,511	5,060	(392)	(7)	565	11
Total long-term borrowed funds	13,944	13,082	13,804	13,467	17,354	862	7	(3,410)	(20)
Other liabilities	4,615	5,086	4,741	4,746	4,500	(471)	(9)	115	3
TOTAL LIABILITIES	194,774	196,069	196,687	197,622	202,392	(1,295)	(1)	(7,618)	(4)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,112	2,112	2,014	2,014	2,014	—	—	98	5
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,327	22,299	22,272	22,250	22,231	28	—	96	—
Retained earnings	10,233	10,079	9,923	9,816	9,856	154	2	377	4
Treasury stock, at cost	(6,820)	(6,492)	(6,290)	(5,986)	(5,986)	(328)	(5)	(834)	(14)
Accumulated other comprehensive income (loss)	(2,926)	(4,135)	(4,164)	(3,758)	(5,243)	1,209	29	2,317	44
TOTAL STOCKHOLDERS' EQUITY	24,932	23,869	23,761	24,342	22,878	1,063	4	2,054	9
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,706	$219,938	$220,448	$221,964	$225,270	($232)	—%	($5,564)	(2%)
Memo: Total tangible common equity	$14,930	$13,866	$13,844	$14,417	$12,930	$1,064	8%	$2,000	15%

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2024 CHANGE
	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2024		September 30, 2023
						$	%	$	%
LOANS AND LEASES
Commercial and industrial[1]	$43,825	$43,623	$43,951	$44,974	$47,971	$202	—%	($4,146)	(9%)
Commercial real estate	27,983	28,311	28,872	29,471	29,486	(328)	(1)	(1,503)	(5)
Total commercial	71,808	71,934	72,823	74,445	77,457	(126)	—	(5,649)	(7)
Residential mortgages	32,379	31,890	31,512	31,332	30,983	489	2	1,396	5
Home equity	15,992	15,534	15,113	15,040	14,729	458	3	1,263	9
Automobile	5,540	6,383	7,277	8,258	9,290	(843)	(13)	(3,750)	(40)
Education	11,118	11,265	11,646	11,834	12,134	(147)	(1)	(1,016)	(8)
Other retail	4,795	4,836	4,817	5,050	5,153	(41)	(1)	(358)	(7)
Total retail	69,824	69,908	70,365	71,514	72,289	(84)	—	(2,465)	(3)
Total loans and leases	$141,632	$141,842	$143,188	$145,959	$149,746	($210)	—%	($8,114)	(5%)
Loans held for sale, at fair value	614	591	505	676	749	23	4	(135)	(18)
Other loans held for sale	49	92	50	103	99	(43)	(47)	(50)	(51)
Loans and leases and loans held for sale	$142,295	$142,525	$143,743	$146,738	$150,594	($230)	—%	($8,299)	(6%)

DEPOSITS
Demand	$35,978	$36,927	$36,593	$37,107	$38,561	($949)	(3%)	($2,583)	(7%)
Money market	54,654	52,599	52,182	53,812	53,517	2,055	4	1,137	2
Checking with interest	33,680	34,421	34,487	31,876	33,355	(741)	(2)	325	1
Savings	26,489	27,240	27,912	27,983	29,139	(751)	(3)	(2,650)	(9)
Term	24,387	25,165	25,254	26,564	23,625	(778)	(3)	762	3
Total deposits	$175,188	$176,352	$176,428	$177,342	$178,197	($1,164)	(1%)	($3,009)	(2%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									3Q24 Change
	3Q24			2Q24			3Q23			2Q24			3Q23
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,896	$121	5.30%	$9,650	$130	5.35%	$8,005	$111	5.42%	($754)	($9)	(5) bps	$891	$10	(12) bps
Taxable investment securities	45,083	423	3.75	44,691	417	3.73	39,271	290	2.95	392	6	2	5,812	133	80
Non-taxable investment securities	1	—	2.60	1	—	2.60	2	—	2.68	—	—	—	(1)	—	(8)
Total investment securities	45,084	423	3.75	44,692	417	3.73	39,273	290	2.95	392	6	2	5,811	133	80
Commercial and industrial[1]	44,071	556	4.95	44,381	604	5.38	48,908	762	6.10	(310)	(48)	(43)	(4,837)	(206)	(115)
Commercial real estate	28,209	452	6.26	28,574	456	6.32	29,353	467	6.23	(365)	(4)	(6)	(1,144)	(15)	3
Total commercial	72,280	1,008	5.46	72,955	1,060	5.75	78,261	1,229	6.15	(675)	(52)	(29)	(5,981)	(221)	(69)
Residential mortgages	32,117	301	3.75	31,633	290	3.67	30,838	267	3.46	484	11	8	1,279	34	29
Home equity	15,733	317	8.02	15,343	305	7.99	14,589	286	7.77	390	12	3	1,144	31	25
Automobile	5,942	64	4.28	6,807	72	4.28	9,849	103	4.16	(865)	(8)	—	(3,907)	(39)	12
Education	11,155	153	5.45	11,447	154	5.40	12,147	156	5.11	(292)	(1)	5	(992)	(3)	34
Other retail	4,776	133	11.04	4,882	130	10.71	5,107	125	9.67	(106)	3	33	(331)	8	137
Total retail	69,723	968	5.53	70,112	951	5.45	72,530	937	5.14	(389)	17	8	(2,807)	31	39
Total loans and leases	142,003	1,976	5.50	143,067	2,011	5.60	150,791	2,166	5.66	(1,064)	(35)	(10)	(8,788)	(190)	(16)
Loans held for sale, at fair value	1,108	18	6.31	896	13	6.19	1,204	20	6.72	212	5	12	(96)	(2)	(41)
Other loans held for sale	73	1	5.46	160	4	9.34	321	8	9.01	(87)	(3)	(388)	(248)	(7)	(355)
Total interest-earning assets	197,164	2,539	5.09	198,465	2,575	5.17	199,594	2,595	5.13	(1,301)	(36)	(8)	(2,430)	(56)	(4)
Noninterest-earning assets	21,414			20,757			20,568			657			846
TOTAL ASSETS	$218,578			$219,222			$220,162			($644)			($1,584)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,090	$131	1.58%	$33,659	$128	1.54%	$33,545	$126	1.49%	($569)	$3	4	($455)	$5	9
Money market	53,152	444	3.32	51,570	431	3.36	52,057	415	3.17	1,582	13	(4)	1,095	29	15
Savings	26,868	128	1.89	27,560	120	1.75	29,516	123	1.65	(692)	8	14	(2,648)	5	24
Term	24,705	287	4.65	24,676	286	4.66	21,604	234	4.29	29	1	(1)	3,101	53	36
Total interest-bearing deposits	137,815	990	2.86	137,465	965	2.82	136,722	898	2.60	350	25	4	1,093	92	26
Short-term borrowed funds	150	3	6.06	325	4	5.62	506	8	6.21	(175)	(1)	44	(356)	(5)	(15)
FHLB advances	477	6	5.38	2,375	34	5.55	4,023	56	5.54	(1,898)	(28)	(17)	(3,546)	(50)	(16)
Senior debt	7,462	93	5.01	6,684	80	4.81	5,259	56	4.33	778	13	20	2,203	37	68
Subordinated debt and other debt	5,751	78	5.43	6,033	82	5.43	3,920	55	5.43	(282)	(4)	—	1,831	23	—
Total long-term borrowed funds	13,690	177	5.20	15,092	196	5.18	13,202	167	5.02	(1,402)	(19)	2	488	10	18
Total borrowed funds	13,840	180	5.21	15,417	200	5.18	13,708	175	5.07	(1,577)	(20)	3	132	5	14
Total interest-bearing liabilities	151,655	1,170	3.07	152,882	1,165	3.06	150,430	1,073	2.83	(1,227)	5	1	1,225	97	24
Demand deposits	36,236			36,205			39,728			31			(3,492)
Other noninterest-bearing liabilities	6,194			6,652			6,813			(458)			(619)
TOTAL LIABILITIES	194,085			195,739			196,971			(1,654)			(2,886)
STOCKHOLDERS' EQUITY	24,493			23,483			23,191			1,010			1,302
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$218,578			$219,222			$220,162			($644)			($1,584)
INTEREST RATE SPREAD			2.02%			2.11%			2.30%			(9)			(28)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,369	2.76%		$1,410	2.86%		$1,522	3.03%		($41)	(10)		($153)	(27)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$1,373	2.77%		$1,415	2.87%		$1,526	3.03%		($42)	(10)		($153)	(26)
Memo: Total deposits (interest-bearing and demand)	$174,051	$990	2.26%	$173,670	$965	2.24%	$176,450	$898	2.02%	$381	$25	2 bps	($2,399)	$92	24 bps

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30,						2024 Change
	2024			2023			2023
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,602	$391	5.35%	$7,232	$280	5.10%	$2,370	$111	25	bps
Taxable investment securities	44,561	1,239	3.71	38,742	823	2.83	5,819	416	88
Non-taxable investment securities	1	—	2.60	2	—	2.68	(1)	—	(8)
Total investment securities	44,562	1,239	3.71	38,744	823	2.83	5,818	416	88
Commercial and industrial[1]	44,342	1,795	5.32	51,136	2,286	5.90	(6,794)	(491)	(58)
Commercial real estate	28,681	1,376	6.30	29,122	1,328	6.01	(441)	48	29
Total commercial	73,023	3,171	5.71	80,258	3,614	5.94	(7,235)	(443)	(23)
Residential mortgages	31,713	874	3.68	30,496	776	3.39	1,217	98	29
Home equity	15,387	920	7.99	14,336	790	7.37	1,051	130	62
Automobile	6,832	218	4.27	10,920	335	4.11	(4,088)	(117)	16
Education	11,472	463	5.39	12,455	465	5.00	(983)	(2)	39
Other retail	4,866	392	10.76	5,184	365	9.41	(318)	27	135
Total retail	70,270	2,867	5.45	73,391	2,731	4.97	(3,121)	136	48
Total loans and leases	143,293	6,038	5.58	153,649	6,345	5.48	(10,356)	(307)	10
Loans held for sale, at fair value	952	45	6.29	1,199	55	6.10	(247)	(10)	19
Other loans held for sale	152	11	9.39	380	25	8.57	(228)	(14)	82
Total interest-earning assets	198,561	7,724	5.15	201,204	7,528	4.96	(2,643)	196	19
Noninterest-earning assets	20,959			20,535			424
TOTAL ASSETS	$219,520			$221,739			($2,219)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,017	$368	1.49%	$34,693	$333	1.28%	($1,676)	$35	21
Money market	52,552	1,320	3.35	50,562	1,050	2.78	1,990	270	57
Savings	27,389	369	1.80	29,539	310	1.40	(2,150)	59	40
Term	25,274	885	4.68	17,240	478	3.70	8,034	407	98
Total interest-bearing deposits	138,232	2,942	2.84	132,034	2,171	2.20	6,198	771	64
Short-term borrowed funds	324	14	5.64	831	36	5.71	(507)	(22)	(7)
FHLB advances	1,704	72	5.56	7,997	300	4.96	(6,293)	(228)	60
Senior debt	6,755	243	4.80	5,375	174	4.33	1,380	69	47
Subordinated debt and other debt	5,688	232	5.44	2,537	94	4.91	3,151	138	53
Total long-term borrowed funds	14,147	547	5.15	15,909	568	4.74	(1,762)	(21)	41
Total borrowed funds	14,471	561	5.16	16,740	604	4.79	(2,269)	(43)	37
Total interest-bearing liabilities	152,703	3,503	3.06	148,774	2,775	2.49	3,929	728	57
Demand deposits	36,374			42,657			(6,283)
Other noninterest-bearing liabilities	6,544			6,573			(29)
TOTAL LIABILITIES	195,621			198,004			(2,383)
STOCKHOLDERS' EQUITY	23,899			23,735			164
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,520			$221,739			($2,219)
INTEREST RATE SPREAD			2.09%			2.47%			(38)
NET INTEREST MARGIN AND NET INTEREST INCOME		$4,221	2.84%		$4,753	3.16%		($532)	(32)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$4,234	2.85%		$4,766	3.17%		($532)	(32)
Memo: Total deposits (interest-bearing and demand)	$174,606	$2,942	2.25%	$174,691	$2,171	1.66%	($85)	$771	59	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q24 Change	2024 Change
3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	2024	2023	2023
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$15	$14	$15	$11	$19	$1	7%	($4)	(21%)	$44	$60	($16)	(27%)
Mortgage servicing revenue	33	35	33	37	35	(2)	(6)	(2)	(6)	101	106	(5)	(5)
MSR valuation changes, net of hedge impact	(2)	5	1	9	15	(7)	NM	(17)	NM	4	19	(15)	(79)
Total mortgage banking fees	$46	$54	$49	$57	$69	($8)	(15%)	($23)	(33%)	$149	$185	($36)	(19%)

Pull-through adjusted locks	$1,996	$1,930	$1,404	$1,412	$2,397	$66	3%	($401)	(17%)	$5,330	$7,345	($2,015)	(27%)

Production revenue as a percentage of Pull-through adjusted locks	0.76%	0.74%	1.05%	0.78%	0.79%	3	bps	(3)	bps	0.83%	0.82%	1	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,749	$1,584	$1,045	$958	$1,146	$165	10%	$603	53%	$4,378	$3,417	$961	28%
Third Party	1,504	1,323	892	1,214	2,285	181	14	(781)	(34)	3,719	5,968	(2,249)	(38)
Total	$3,253	$2,907	$1,937	$2,172	$3,431	$346	12%	($178)	(5%)	$8,097	$9,385	($1,288)	(14%)

Originated for sale	$2,148	$1,872	$1,296	$1,595	$2,815	$276	15%	($667)	(24%)	$5,316	$7,340	($2,024)	(28%)
Originated for investment	1,105	1,035	641	577	616	70	7	489	79	2,781	2,045	736	36
Total	$3,253	$2,907	$1,937	$2,172	$3,431	$346	12%	($178)	(5%)	$8,097	$9,385	($1,288)	(14%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,120	$96,439	$96,952	$97,420	$97,603	($319)	—%	($1,483)	(2%)	$96,120	$97,603	($1,483)	(2%)
Owned loans serviced	32,655	32,118	31,659	31,640	31,436	537	2	1,219	4	32,655	31,436	1,219	4
Total	$128,775	$128,557	$128,611	$129,060	$129,039	$218	—%	($264)	—%	$128,775	$129,039	($264)	—%

MSR at fair value	$1,501	$1,568	$1,564	$1,552	$1,620	($67)	(4%)	($119)	(7%)	$1,501	$1,620	($119)	(7%)

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q24 Change								2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,156	$1,120	$1,093	$1,086	$1,067	$36		3%	$89		8%	$3,369	$3,101	$268		9%
Noninterest income	285	277	258	265	278	8		3	7		3	820	802	18		2
Total revenue	1,441	1,397	1,351	1,351	1,345	44		3	96		7	4,189	3,903	286		7
Noninterest expense	916	915	903	905	905	1		—	11		1	2,734	2,637	97		4
Profit (loss) before credit losses	525	482	448	446	440	43		9	85		19	1,455	1,266	189		15
Net charge-offs	84	84	81	82	67	—		—	17		25	249	198	51		26
Income (loss) before income tax expense (benefit)	441	398	367	364	373	43		11	68		18	1,206	1,068	138		13
Income tax expense (benefit)	114	102	95	95	97	12		12	17		18	311	278	33		12
Net income (loss)	$327	$296	$272	$269	$276	$31		10%	$51		18%	$895	$790	$105		13%
AVERAGE BALANCES
Total assets	$75,392	$74,295	$73,833	$73,334	$72,964	$1,097		1%	$2,428		3%	$74,510	$72,477	$2,033		3%
Total loans and leases[1]	69,021	67,960	67,448	66,906	66,641	1,061		2	2,380		4	68,146	66,171	1,975		3
Deposits	121,899	120,478	120,019	118,474	117,979	1,421		1	3,920		3	120,803	116,477	4,326		4
Interest-earning assets	69,608	68,552	68,050	67,524	67,273	1,056		2	2,335		3	68,740	66,823	1,917		3
KEY METRICS
Net interest margin	6.60%	6.57%	6.46%	6.40%	6.28%	3	bps		32	bps		6.54%	6.20%	34	bps
Efficiency ratio	63.53	65.49	66.87	67.08	67.18	(196)	bps		(365)	bps		65.26	67.54	(228)	bps
Loan-to-deposit ratio (period-end balances)	56.34	55.73	55.25	55.52	55.81	61	bps		53	bps		56.34	55.81	53	bps
Loan-to-deposit ratio (average balances)	56.05	55.97	55.80	55.88	55.71	8	bps		34	bps		55.94	56.13	(19)	bps
Return on average total tangible assets	1.74	1.61	1.49	1.47	1.51	13	bps		23	bps		1.62	1.47	15	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q24 Change								2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$478	$494	$514	$551	$560	($16)		(3%)	($82)		(15%)	$1,486	$1,741	($255)		(15%)
Noninterest income	207	242	227	196	180	(35)		(14)	27		15	676	588	88		15
Total revenue	685	736	741	747	740	(51)		(7)	(55)		(7)	2,162	2,329	(167)		(7)
Noninterest expense	300	311	317	324	325	(11)		(4)	(25)		(8)	928	971	(43)		(4)
Profit (loss) before credit losses	385	425	424	423	415	(40)		(9)	(30)		(7)	1,234	1,358	(124)		(9)
Net charge-offs	91	90	81	65	67	1		1	24		36	262	185	77		42
Income (loss) before income tax expense (benefit)	294	335	343	358	348	(41)		(12)	(54)		(16)	972	1,173	(201)		(17)
Income tax expense (benefit)	63	76	84	89	88	(13)		(17)	(25)		(28)	223	289	(66)		(23)
Net income (loss)	$231	$259	$259	$269	$260	($28)		(11%)	($29)		(11%)	$749	$884	($135)		(15%)
AVERAGE BALANCES
Total assets	$68,092	$68,958	$70,100	$72,758	$74,997	($866)		(1%)	($6,905)		(9%)	$69,046	$77,130	($8,084)		(10%)
Total loans and leases[1]	64,974	65,997	67,187	69,899	71,898	(1,023)		(2)	(6,924)		(10)	66,048	73,961	(7,913)		(11)
Deposits	44,190	44,203	45,912	46,962	47,221	(13)		—	(3,031)		(6)	44,766	47,221	(2,455)		(5)
Interest-earning assets	65,550	66,447	67,536	70,267	72,275	(897)		(1)	(6,725)		(9)	66,507	74,350	(7,843)		(11)
KEY METRICS
Net interest margin	2.90%	2.99%	3.07%	3.11%	3.07%	(9)	bps		(17)	bps		2.98%	3.13%	(15)	bps
Efficiency ratio	43.84	42.28	42.80	43.44	43.93	156	bps		(9)	bps		42.95	41.67	128	bps
Loan-to-deposit ratio (period-end balances)	140.42	141.41	143.98	146.09	145.77	(99)	bps		(535)	bps		140.42	145.77	(535)	bps
Loan-to-deposit ratio (average balances)	145.93	148.15	145.05	147.64	150.96	(222)	bps		(503)	bps		146.36	154.96	(860)	bps
Return on average total tangible assets	1.37	1.52	1.50	1.48	1.39	(15)	bps		(2)	bps		1.47	1.55	(8)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
NON-CORE						3Q24 Change								2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	($28)	($31)	($37)	($45)	($41)	$3		10%	$13		32%	($96)	($84)	($12)		(14%)
Noninterest income	—	—	—	—	—	—		—	—		—	—	—	—		—
Total revenue	(28)	(31)	(37)	(45)	(41)	3		10	13		32	(96)	(84)	(12)		(14)
Noninterest expense	23	26	25	28	30	(3)		(12)	(7)		(23)	74	95	(21)		(22)
Profit (loss) before credit losses	(51)	(57)	(62)	(73)	(71)	6		11	20		28	(170)	(179)	9		5
Net charge offs	17	10	19	24	20	7		70	(3)		(15)	46	54	(8)		(15)
Income (loss) before income tax expense (benefit)	(68)	(67)	(81)	(97)	(91)	(1)		(1)	23		25	(216)	(233)	17		7
Income tax expense (benefit)	(17)	(17)	(21)	(25)	(24)	—		—	7		29	(55)	(61)	6		10
Net income (loss)	($51)	($50)	($60)	($72)	($67)	($1)		(2%)	$16		24%	($161)	($172)	$11		6%
AVERAGE BALANCES
Total assets	$8,389	$9,418	$10,554	$11,776	$13,113	($1,029)		(11%)	($4,724)		(36%)	$9,450	$14,409	($4,959)		(34%)
Total loans and leases[1]	8,352	9,376	10,507	11,701	13,010	(1,024)		(11)	(4,658)		(36)	9,408	14,332	(4,924)		(34)
Interest-earning assets	8,352	9,376	10,507	11,726	13,010	(1,024)		(11)	(4,658)		(36)	9,408	14,332	(4,924)		(34)
KEY METRICS
Net interest margin	(1.30)%	(1.36)%	(1.41)%	(1.54)%	(1.24)%	6	bps		(6)	bps		(1.36)%	(0.78)%	(58)	bps
Return on average total tangible assets	(2.40)	(2.14)	(2.30)	(2.42)	(2.03)	(26)	bps		(37)	bps		(2.28)	(1.60)	(68)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q24 Change						2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23		2024	2023	2023
						$	%	$	%			$	%
Net interest income	($237)	($173)	($128)	($104)	($64)	($64)	(37%)	($173)	NM	($538)	($5)	($533)	NM
Noninterest income	40	34	32	39	34	6	18	6	18	106	93	13	14
Total revenue	(197)	(139)	(96)	(65)	(30)	(58)	(42)	(167)	NM	(432)	88	(520)	NM
Noninterest expense	20	49	113	355	33	(29)	(59)	(13)	(39)	182	192	(10)	(5)
Profit (loss) before provision (benefit) for credit losses	(217)	(188)	(209)	(420)	(63)	(29)	(15)	(154)	(244)	(614)	(104)	(510)	NM
Provision (benefit) for credit losses	(20)	(2)	(10)	—	18	(18)	NM	(38)	NM	(32)	79	(111)	NM
Income (loss) before income tax expense (benefit)	(197)	(186)	(199)	(420)	(81)	(11)	(6)	(116)	(143)	(582)	(183)	(399)	(218)
Income tax expense (benefit)	(72)	(73)	(62)	(143)	(42)	1	1	(30)	(71)	(207)	(100)	(107)	(107)
Net income (loss)	($125)	($113)	($137)	($277)	($39)	($12)	(11%)	($86)	(221%)	($375)	($83)	($292)	NM
AVERAGE BALANCES
Total assets	$66,705	$66,551	$66,283	$65,785	$59,088	$154	—%	$7,617	13%	$66,514	$57,723	$8,791	15%
Total loans and leases[2]	837	789	754	729	766	48	6	71	9	794	763	31	4
Deposits	7,962	8,989	10,173	11,692	11,250	(1,027)	(11)	(3,288)	(29)	9,037	10,993	(1,956)	(18)
Interest-earning assets	53,654	54,089	53,976	53,604	47,035	(435)	(1)	6,619	14	53,906	45,698	8,208	18
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					SEPTEMBER 30, 2024 CHANGE
	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2024			September 30, 2023
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial[1]	$219	$261	$294	$297	$245	($42)		(16%)	($26)		(11%)
Commercial real estate	852	678	597	477	470	174		26	382		81
Total commercial	1,071	939	891	774	715	132		14	356		50
Residential mortgages[2]	169	153	174	177	190	16		10	(21)		(11)
Home equity	281	279	288	285	268	2		1	13		5
Automobile	46	44	47	61	62	2		5	(16)		(26)
Education	59	52	29	28	23	7		13	36		157
Other retail	61	60	40	39	38	1		2	23		61
Total retail	616	588	578	590	581	28		5	35		6
Nonaccrual loans and leases	1,687	1,527	1,469	1,364	1,296	160		10	391		30
Repossessed assets	14	13	14	14	15	1		8	(1)		(7)
Nonaccrual loans and leases and repossessed assets	$1,701	$1,540	$1,483	$1,378	$1,311	$161		10%	$390		30%
NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$1,071	$939	$891	$774	$715	$132		14%	$356		50%
Retail	630	601	592	604	596	29		5	34		6
Total nonaccrual loans and leases	$1,701	$1,540	$1,483	$1,378	$1,311	$161		10%	$390		30%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.47%	1.50%	1.46%	1.44%	1.39%	(3)	bps		8	bps
Allowance for credit losses to loans and leases	1.61	1.63	1.61	1.59	1.55	(2)	bps		6	bps
Allowance for loan and lease losses to nonaccrual loans and leases	123	139	142	154	160	(16%)			(37%)
Allowance for credit losses to nonaccrual loans and leases	136	151	157	170	179	(15%)			(43%)
Nonaccrual loans and leases to loans and leases	1.19	1.08	1.02	0.93	0.87	11	bps		32	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
3Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					SEPTEMBER 30, 2024 CHANGE
	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2024		September 30, 2023
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial[1]	$5	$7	$23	$6	$4	($2)	(29%)	$1	25%
Commercial real estate	15	36	39	40	3	(21)	(58)	12	NM
Total commercial	20	43	62	46	7	(23)	(53)	13	186
Residential mortgages[2]	146	182	209	256	217	(36)	(20)	(71)	(33)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	3	—	—	(1)	(33)
Other retail	1	1	27	29	21	—	—	(20)	(95)
Total retail	149	185	238	287	241	(36)	(19)	(92)	(38)
Total loans and leases	$169	$228	$300	$333	$248	($59)	(26%)	($79)	(32%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2 90+ days past due and accruing includes $145 million, $168 million, $202 million, $243 million, and $216 million of loans fully or partially guaranteed by the FHA, VA, and USDA for September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change						2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23		2024	2023	2023
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial[1]	$57	$14	$14	$24	$25	$43	NM	$32	128%	$85	$97	($12)	(12%)
Commercial real estate	49	86	88	49	49	(37)	(43)	—	—	223	115	108	94
Total commercial	106	100	102	73	74	6	6	32	43	308	212	96	45
Residential mortgages	1	1	2	3	1	—	—	—	—	4	3	1	33
Home equity	4	4	4	4	3	—	—	1	33	12	8	4	50
Automobile	25	19	28	31	28	6	32	(3)	(11)	72	82	(10)	(12)
Education	30	31	32	35	27	(1)	(3)	3	11	93	76	17	22
Other retail	65	68	63	60	58	(3)	(4)	7	12	196	170	26	15
Total retail	125	123	129	133	117	2	2	8	7	377	339	38	11
Total gross charge-offs	$231	$223	$231	$206	$191	$8	4%	$40	21%	$685	$551	$134	24%
GROSS RECOVERIES
Commercial and industrial[1]	$3	$4	$17	$3	$3	($1)	(25%)	$—	—%	$24	$12	$12	100%
Commercial real estate	5	—	—	1	1	5	100	4	NM	5	2	3	150
Total commercial	8	4	17	4	4	4	100	4	100	29	14	15	107
Residential mortgages	1	1	1	1	2	—	—	(1)	(50)	3	3	—	—
Home equity	5	7	6	5	6	(2)	(29)	(1)	(17)	18	17	1	6
Automobile	12	15	14	14	13	(3)	(20)	(1)	(8)	41	44	(3)	(7)
Education	6	5	5	5	5	1	20	1	20	16	14	2	14
Other retail	7	7	7	6	8	—	—	(1)	(13)	21	21	—	—
Total retail	31	35	33	31	34	(4)	(11)	(3)	(9)	99	99	—	—
Total gross recoveries	$39	$39	$50	$35	$38	$—	—%	$1	3%	$128	$113	$15	13%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial[1]	$54	$10	($3)	$21	$22	$44	NM	$32	145%	$61	$85	($24)	(28%)
Commercial real estate	44	86	88	48	48	(42)	(49)	(4)	(8)	218	113	105	93
Total commercial	98	96	85	69	70	2	2	28	40	279	198	81	41
Residential mortgages	—	—	1	2	(1)	—	—	1	100	1	—	1	100
Home equity	(1)	(3)	(2)	(1)	(3)	2	67	2	67	(6)	(9)	3	33
Automobile	13	4	14	17	15	9	225	(2)	(13)	31	38	(7)	(18)
Education	24	26	27	30	22	(2)	(8)	2	9	77	62	15	24
Other retail	58	61	56	54	50	(3)	(5)	8	16	175	149	26	17
Total retail	94	88	96	102	83	6	7	11	13	278	240	38	16
Total net charge-offs	$192	$184	$181	$171	$153	$8	4%	$39	25%	$557	$438	$119	27%

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change								2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial[1]	0.49%	0.09%	(0.03%)	0.18%	0.18%	40	bps		31	bps		0.18%	0.22%	(4)	bps
Commercial real estate	0.62	1.20	1.22	0.66	0.65	(58)			(3)			1.02	0.52	50
Total commercial	0.54	0.53	0.47	0.36	0.35	1			19			0.51	0.33	18
Residential mortgages	—	—	0.01	0.02	(0.02)	—			2			—	—	—
Home equity	(0.03)	(0.07)	(0.06)	(0.04)	(0.08)	4			5			(0.05)	(0.08)	3
Automobile	0.81	0.27	0.73	0.77	0.60	54			21			0.60	0.47	13
Education	0.85	0.93	0.92	1.00	0.72	(8)			13			0.90	0.66	24
Other retail	4.93	4.98	4.56	4.13	3.95	(5)			98			4.82	3.87	95
Total retail	0.54	0.51	0.54	0.56	0.46	3			8			0.53	0.44	9
Total loans and leases	0.54%	0.52%	0.50%	0.46%	0.40%	2	bps		14	bps		0.52%	0.38%	14	bps
Memo: Average loans
Commercial and industrial[1]	$44,071	$44,381	$44,577	$46,618	$48,908	($310)		(1%)	($4,837)		(10%)	$44,342	$51,136	($6,794)		(13%)
Commercial real estate	28,209	28,574	29,265	29,460	29,353	(365)		(1)	(1,144)		(4)	28,681	29,122	(441)		(2)
Total commercial	72,280	72,955	73,842	76,078	78,261	(675)		(1)	(5,981)		(8)	73,023	80,258	(7,235)		(9)
Residential mortgages	32,117	31,633	31,384	31,146	30,838	484		2	1,279		4	31,713	30,496	1,217		4
Home equity	15,733	15,343	15,080	14,889	14,589	390		3	1,144		8	15,387	14,336	1,051		7
Automobile	5,942	6,807	7,758	8,752	9,849	(865)		(13)	(3,907)		(40)	6,832	10,920	(4,088)		(37)
Education	11,155	11,447	11,816	11,971	12,147	(292)		(3)	(992)		(8)	11,472	12,455	(983)		(8)
Other retail	4,776	4,882	4,942	5,133	5,107	(106)		(2)	(331)		(6)	4,866	5,184	(318)		(6)
Total retail	69,723	70,112	70,980	71,891	72,530	(389)		(1)	(2,807)		(4)	70,270	73,391	(3,121)		(4)
Total loans and leases	$142,003	$143,067	$144,822	$147,969	$150,791	($1,064)		(1%)	($8,788)		(6%)	$143,293	$153,649	($10,356)		(7%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change						2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23		2024	2023	2023
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,125	$2,086	$2,098	$2,080	$2,044	$39	2%	$81	4%	$2,098	$1,983	$115	6%
Charge-offs:
Commercial	106	100	102	73	74	6	6	32	43	308	212	96	45
Retail	125	123	129	133	117	2	2	8	7	377	339	38	11
Total charge-offs	231	223	231	206	191	8	4	40	21	685	551	134	24
Recoveries:
Commercial	8	4	17	4	4	4	100	4	100	29	14	15	107
Retail	31	35	33	31	34	(4)	(11)	(3)	(9)	99	99	—	—
Total recoveries	39	39	50	35	38	—	—	1	3	128	113	15	13
Net charge-offs	192	184	181	171	153	8	4	39	25	557	438	119	27
Provision (benefit) for loan and lease losses:
Commercial	3	144	69	86	146	(141)	(98)	(143)	(98)	216	371	(155)	(42)
Retail	143	79	100	103	43	64	81	100	233	322	164	158	96
Total provision (benefit) for loan and lease losses	146	223	169	189	189	(77)	(35)	(43)	(23)	538	535	3	1
Allowance for loan and lease losses - ending	$2,079	$2,125	$2,086	$2,098	$2,080	($46)	(2%)	($1)	—%	$2,079	$2,080	($1)	—%

Allowance for unfunded lending commitments - beginning	$181	$222	$220	$238	$255	($41)	(18%)	($74)	(29%)	$220	$257	($37)	(14%)
Provision (benefit) for unfunded lending commitments	26	(41)	2	(18)	(17)	67	NM	43	NM	(13)	(19)	6	32
Allowance for unfunded lending commitments - ending	$207	$181	$222	$220	$238	$26	14%	($31)	(13%)	$207	$238	($31)	(13%)
Total allowance for credit losses - ending	$2,286	$2,306	$2,308	$2,318	$2,318	($20)	(1%)	($32)	(1%)	$2,286	$2,318	($32)	(1%)

Memo: Total allowance for credit losses by product
Commercial	$1,351	$1,429	$1,425	$1,425	$1,425	($78)	(5%)	($74)	(5%)	$1,351	$1,425	($74)	(5%)
Retail	935	877	883	893	893	58	7	42	5	935	893	42	5
Total allowance for credit losses	$2,286	$2,306	$2,308	$2,318	$2,318	($20)	(1%)	($32)	(1%)	$2,286	$2,318	($32)	(1%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2024 CHANGE						2024 Change
	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2024		September 30, 2023		2024	2023	2023
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$17,941	$18,086	$18,090	$18,358	$18,360	($145)	(1%)	($419)	(2%)
Tier 1 capital	20,053	20,198	20,104	20,372	20,374	(145)	(1)	(321)	(2)
Total capital	23,352	23,551	23,466	23,608	23,682	(199)	(1)	(330)	(1)
Risk-weighted assets	168,552	168,393	170,125	172,601	176,407	159	—	(7,855)	(4)
Adjusted average assets[1]	213,274	214,574	216,001	219,591	215,877	(1,300)	(1)	(2,603)	(1)
CET1 capital ratio	10.6%	10.7%	10.6%	10.6%	10.4%
Tier 1 capital ratio	11.9	12.0	11.8	11.8	11.5
Total capital ratio	13.9	14.0	13.8	13.7	13.4
Tier 1 leverage ratio	9.4	9.4	9.3	9.3	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$22,819	$21,757	$21,747	$22,329	$20,864	$1,062	5%	$1,955	9%	$22,819	$20,864	$1,955	9%
Less: Goodwill	8,187	8,187	8,188	8,188	8,188	—	—	(1)	—	8,187	8,188	(1)	—
Less: Other intangible assets	137	139	148	157	167	(2)	(1)	(30)	(18)	137	167	(30)	(18)
Add: Deferred tax liabilities[2]	435	435	433	433	421	—	—	14	3	435	421	14	3
Total tangible common equity	$14,930	$13,866	$13,844	$14,417	$12,930	$1,064	8%	$2,000	15%	$14,930	$12,930	$2,000	15%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,380	$21,427	$21,700	$21,209	$21,177	$953	4%	$1,203	6%	$21,838	$21,721	$117	1%
Less: Goodwill	8,187	8,188	8,188	8,188	8,188	(1)	—	(1)	—	8,187	8,182	5	—
Less: Other intangible assets	140	144	153	163	173	(4)	(3)	(33)	(19)	146	182	(36)	(20)
Add: Deferred tax liabilities[2]	435	432	433	421	422	3	1	13	3	433	422	11	3
Total tangible common equity	$14,488	$13,527	$13,792	$13,279	$13,238	$961	7%	$1,250	9%	$13,938	$13,779	$159	1%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,187	$8,188	$8,188	$8,188	$—	—%	($1)	—%	$8,187	$8,188	($1)	—%
Other intangible assets	137	139	148	157	167	(2)	(1)	(30)	(18)	137	167	(30)	(18)
Total intangible assets	$8,324	$8,326	$8,336	$8,345	$8,355	($2)	—%	($31)	—%	$8,324	$8,355	($31)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (dollars in millions, except per share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change						2024 Change
		3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23		2024	2023	2023
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$532	$553	$517	$500	$492	($21)	(4%)	$40	8%	$1,602	$1,483	$119	8%
Less: Notable items		(2)	4	3	—	—	(6)	(150)	(2)	(100)	5	—	5	100
Noninterest income, Underlying (non-GAAP)	B	$534	$549	$514	$500	$492	($15)	(3%)	$42	9%	$1,597	$1,483	$114	8%
Total revenue, Underlying:
Total revenue (GAAP)	C	$1,901	$1,963	$1,959	$1,988	$2,014	($62)	(3%)	($113)	(6%)	$5,823	$6,236	($413)	(7%)
Less: Notable items		(2)	4	3	—	—	(6)	(150)	(2)	(100)	5	—	5	100
Total revenue, Underlying (non-GAAP)	D	$1,903	$1,959	$1,956	$1,988	$2,014	($56)	(3%)	($111)	(6%)	$5,818	$6,236	($418)	(7%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,259	$1,301	$1,358	$1,612	$1,293	($42)	(3%)	($34)	(3%)	$3,918	$3,895	$23	1%
Less: Notable items		11	36	85	345	22	(25)	(69)	(11)	(50)	132	161	(29)	(18)
Noninterest expense, Underlying (non-GAAP)	F	$1,248	$1,265	$1,273	$1,267	$1,271	($17)	(1%)	($23)	(2%)	$3,786	$3,734	$52	1%
Pre-provision profit:
Total revenue (GAAP)	C	$1,901	$1,963	$1,959	$1,988	$2,014	($62)	(3%)	($113)	(6%)	$5,823	$6,236	($413)	(7%)
Less: Noninterest expense (GAAP)	E	1,259	1,301	1,358	1,612	1,293	(42)	(3)	(34)	(3)	3,918	3,895	23	1
Pre-provision profit (non-GAAP)		$642	$662	$601	$376	$721	($20)	(3%)	($79)	(11%)	$1,905	$2,341	($436)	(19%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,903	$1,959	$1,956	$1,988	$2,014	($56)	(3%)	($111)	(6%)	$5,818	$6,236	($418)	(7%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,248	1,265	1,273	1,267	1,271	(17)	(1)	(23)	(2)	3,786	3,734	52	1
Pre-provision profit, Underlying (non-GAAP)		$655	$694	$683	$721	$743	($39)	(6%)	($88)	(12%)	$2,032	$2,502	($470)	(19%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$470	$480	$430	$205	$549	($10)	(2%)	($79)	(14%)	$1,380	$1,825	($445)	(24%)
Less: Income (expense) before income tax expense (benefit) related to notable items		(13)	(32)	(82)	(345)	(22)	19	59	9	41	(127)	(161)	34	21
Income before income tax expense, Underlying (non-GAAP)	H	$483	$512	$512	$550	$571	($29)	(6%)	($88)	(15%)	$1,507	$1,986	($479)	(24%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$88	$88	$96	$16	$119	$—	—%	($31)	(26%)	$272	$406	($134)	(33%)
Less: Income tax expense (benefit) related to notable items		(3)	(16)	(21)	(108)	(4)	13	81	1	25	(40)	(41)	1	2
Income tax expense, Underlying (non-GAAP)	J	$91	$104	$117	$124	$123	($13)	(13%)	($32)	(26%)	$312	$447	($135)	(30%)
Net income, Underlying:
Net income (GAAP)	K	$382	$392	$334	$189	$430	($10)	(3%)	($48)	(11%)	$1,108	$1,419	($311)	(22%)
Add: Notable items, net of income tax benefit		10	16	61	237	18	(6)	(38)	(8)	(44)	87	120	(33)	(28)
Net income, Underlying (non-GAAP)	L	$392	$408	$395	$426	$448	($16)	(4%)	($56)	(13%)	$1,195	$1,539	($344)	(22%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$344	$357	$304	$159	$400	($13)	(4%)	($56)	(14%)	$1,005	$1,332	($327)	(25%)
Add: Notable items, net of income tax benefit		10	16	61	237	18	(6)	(38)	(8)	(44)	87	120	(33)	(28)
Net income available to common stockholders, Underlying (non-GAAP)	N	$354	$373	$365	$396	$418	($19)	(5%)	($64)	(15%)	$1,092	$1,452	($360)	(25%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change								2024 Change
		3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23			2024	2023	2023
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,901	$1,963	$1,959	$1,988	$2,014	($62)		(3.23%)	($113)		(5.67%)	$5,823	$6,236	($413)		(6.65%)
Less: Noninterest expense (GAAP)	E	1,259	1,301	1,358	1,612	1,293	(42)		(3.28)	(34)		(2.69)	3,918	3,895	23		0.57
Operating leverage									0.05%			(2.98%)					(7.22%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,903	$1,959	$1,956	$1,988	$2,014	($56)		(2.88%)	($111)		(5.54%)	$5,818	$6,236	($418)		(6.73%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,248	1,265	1,273	1,267	1,271	(17)		(1.35)	(23)		(1.75)	3,786	3,734	52		1.38
Operating leverage, Underlying (non-GAAP)									(1.53%)			(3.79%)					(8.11%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	66.23%	66.27%	69.33%	81.13%	64.21%	(4)	bps		202	bps		67.28%	62.45%	483	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	65.61	64.59	65.05	63.77	63.08	102	bps		253	bps		65.08	59.87	521	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	27.95%	28.16%	26.41%	25.16%	24.44%	(21)	bps		351	bps		27.51%	23.78%	373	bps
Noninterest income as a % of total revenue, Underlying	B/D	28.05	28.00	26.32	25.16	24.44	5	bps		361	bps		27.45	23.78	367	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	18.56%	18.49%	22.28%	7.59%	21.51%	7	bps		(295)	bps		19.69%	22.24%	(255)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	18.75	20.33	22.84	22.25	21.69	(158)	bps		(294)	bps		20.68	22.55	(187)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,380	$21,427	$21,700	$21,209	$21,177	$953		4%	$1,203		6%	$21,838	$21,721	$117		1%
Return on average common equity	M/O	6.12%	6.70%	5.63%	2.96%	7.50%	(58)	bps		(138)	bps		6.15%	8.20%	(205)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	6.29	7.00	6.77	7.41	7.82	(71)	bps		(153)	bps		6.68	8.93	(225)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,380	$21,427	$21,700	$21,209	$21,177	$953		4%	$1,203		6%	$21,838	$21,721	$117		1%
Less: Average goodwill (GAAP)		8,187	8,188	8,188	8,188	8,188	(1)		—	(1)		—	8,187	8,182	5		—
Less: Average other intangibles (GAAP)		140	144	153	163	173	(4)		(3)	(33)		(19)	146	182	(36)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		435	432	433	421	422	3		1	13		3	433	422	11		3
Average tangible common equity	P	$14,488	$13,527	$13,792	$13,279	$13,238	$961		7%	$1,250		9%	$13,938	$13,779	$159		1%
Return on average tangible common equity	M/P	9.45%	10.61%	8.86%	4.72%	12.00%	(116)	bps		(255)	bps		9.63%	12.93%	(330)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	9.71	11.09	10.65	11.84	12.51	(138)	bps		(280)	bps		10.46	14.09	(363)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$218,578	$219,222	$220,770	$223,653	$220,162	($644)		—%	($1,584)		(1%)	$219,520	$221,739	($2,219)		(1%)
Return on average total assets	K/Q	0.70%	0.72%	0.61%	0.33%	0.78%	(2)	bps		(8)	bps		0.67%	0.86%	(19)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.71	0.75	0.72	0.76	0.81	(4)	bps		(10)	bps		0.73	0.93	(20)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q24 Change							2024 Change
		3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23			2024	2023	2023
							$/bps	%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$218,578	$219,222	$220,770	$223,653	$220,162	($644)	—%	($1,584)		(1%)	$219,520	$221,739	($2,219)		(1%)
Less: Average goodwill (GAAP)		8,187	8,188	8,188	8,188	8,188	(1)	—	(1)		—	8,187	8,182	5		—
Less: Average other intangibles (GAAP)		140	144	153	163	173	(4)	(3)	(33)		(19)	146	182	(36)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		435	432	433	421	422	3	1	13		3	433	422	11		3
Average tangible assets	R	$210,686	$211,322	$212,862	$215,723	$212,223	($636)	—%	($1,537)		(1%)	$211,620	$213,797	($2,177)		(1%)
Return on average total tangible assets	K/R	0.72%	0.75%	0.63%	0.35%	0.81%	(3) bps		(9)	bps		0.70%	0.89%	(19)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.74	0.78	0.75	0.78	0.84	(4) bps		(10)	bps		0.75	0.96	(21)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	445,216,549	452,961,853	458,485,032	466,418,055	466,221,795	(7,745,304)	(2%)	(21,005,246)		(5%)	445,216,549	466,221,795	(21,005,246)		(5%)
Common stockholders' equity (GAAP)		$22,819	$21,757	$21,747	$22,329	$20,864	$1,062	5	$1,955		9	$22,819	$20,864	$1,955		9
Less: Goodwill (GAAP)		8,187	8,187	8,188	8,188	8,188	—	—	(1)		—	8,187	8,188	(1)		—
Less: Other intangible assets (GAAP)		137	139	148	157	167	(2)	(1)	(30)		(18)	137	167	(30)		(18)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		435	435	433	433	421	—	—	14		3	435	421	14		3
Tangible common equity	T	$14,930	$13,866	$13,844	$14,417	$12,930	$1,064	8%	$2,000		15%	$14,930	$12,930	$2,000		15%
Tangible book value per common share	T/S	$33.54	$30.61	$30.19	$30.91	$27.73	$2.93	10%	$5.81		21%	$33.54	$27.73	$5.81		21%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	446,561,996	454,142,489	461,358,681	466,234,324	469,481,085	(7,580,493)	(2%)	(22,919,089)		(5%)	453,993,833	478,073,507	(24,079,674)		(5%)
Average common shares outstanding - diluted (GAAP)	V	449,913,467	456,561,022	463,797,964	468,159,167	471,183,719	(6,647,555)	(1)	(21,270,252)		(5)	456,461,330	479,733,008	(23,271,678)		(5)
Net income per average common share - basic (GAAP)	M/U	$0.77	$0.79	$0.66	$0.34	$0.85	($0.02)	(3)	($0.08)		(9)	$2.21	$2.79	($0.58)		(21)
Net income per average common share - diluted (GAAP)	M/V	0.77	0.78	0.65	0.34	0.85	(0.01)	(1)	(0.08)		(9)	2.20	2.78	(0.58)		(21)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.79	0.82	0.79	0.85	0.89	(0.03)	(4)	(0.10)		(11)	2.40	3.04	(0.64)		(21)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.79	0.82	0.79	0.85	0.89	(0.03)	(4)	(0.10)		(11)	2.39	3.03	(0.64)		(21)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.42	$—	—%	$—		—%	$1.26	$1.26	$—		—%
Dividend payout ratio	W/(M/U)	55%	53%	64%	124%	49%	139 bps		514 bps			57%	45%	1,185 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	53	51	53	49	47	200 bps		600 bps			53	41	1,200 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q24 Change						2024 Change
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23		2024	2023	2023
						$	%	$	%			$/bps	%
Card fees, Underlying:
Card fees (GAAP)	$93	$92	$86	$70	$74	$1	1%	$19	26%	$271	$226	$45	20%
Less: Notable items	6	4	3	—	—	2	50	6	100	13	—	13	100
Card fees, Underlying (non-GAAP)	$87	$88	$83	$70	$74	($1)	(1%)	$13	18%	$258	$226	$32	14%
Other income, Underlying:
Other income (GAAP)	$24	$10	$17	$20	$18	$14	140%	$6	33%	$51	$58	($7)	(12%)
Less: Notable items	(8)	—	—	—	—	(8)	(100)	(8)	(100)	(8)	—	(8)	(100)
Other income, Underlying (non-GAAP)	$32	$10	$17	$20	$18	$22	220	$14	78%	$59	$58	$1	2%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$647	$645	$691	$667	$659	$2	—%	($12)	(2%)	$1,983	$1,932	$51	3%
Less: Notable items	4	8	17	32	5	(4)	(50)	(1)	(20)	29	35	(6)	(17)
Salaries and employee benefits, Underlying (non-GAAP)	$643	$637	$674	$635	$654	$6	1%	($11)	(2%)	$1,954	$1,897	$57	3%
Equipment and software, Underlying:
Equipment and software (GAAP)	$194	$190	$192	$215	$191	$4	2%	$3	2%	$576	$541	$35	6%
Less: Notable items	2	4	8	37	6	(2)	(50)	(4)	(67)	14	14	—	—
Equipment and software, Underlying (non-GAAP)	$192	$186	$184	$178	$185	$6	3%	$7	4%	$562	$527	$35	7%
Outside services, Underlying:
Outside services (GAAP)	$146	$165	$158	$174	$160	($19)	(12%)	($14)	(9%)	$469	$513	($44)	(9%)
Less: Notable items	2	10	12	13	7	(8)	(80)	(5)	(71)	24	55	(31)	(56)
Outside services, Underlying (non-GAAP)	$144	$155	$146	$161	$153	($11)	(7%)	($9)	(6%)	$445	$458	($13)	(3%)
Occupancy, Underlying:
Occupancy (GAAP)	$108	$113	$114	$125	$107	($5)	(4%)	$1	1%	$335	$367	($32)	(9%)
Less: Notable items	1	6	7	20	2	(5)	(83)	(1)	(50)	14	50	(36)	(72)
Occupancy, Underlying (non-GAAP)	$107	$107	$107	$105	$105	$—	—%	$2	2%	$321	$317	$4	1%
Other operating expense, Underlying:
Other operating expense (GAAP)	$164	$188	$203	$431	$176	($24)	(13%)	($12)	(7%)	$555	$542	$13	2%
Less: Notable items	2	8	41	243	2	(6)	(75)	—	—	51	7	44	NM
Other operating expense, Underlying (non-GAAP)	$162	$180	$162	$188	$174	($18)	(10%)	($12)	(7%)	$504	$535	($31)	(6%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(dollars in millions)

		THIRD QUARTER 2024					SECOND QUARTER 2024
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$327	$231	($51)	($125)	$382	$296	$259	($50)	($113)	$392
Less: Preferred stock dividends		—	—	—	38	38	—	—	—	35	35
Net income (loss) available to common stockholders	B	$327	$231	($51)	($163)	$344	$296	$259	($50)	($148)	$357
Return on average total tangible assets:
Average total assets (GAAP)		$75,392	$68,092	$8,389	$66,705	$218,578	$74,295	$68,958	$9,418	$66,551	$219,222
Less: Average goodwill (GAAP)		542	769	—	6,876	8,187	542	770	—	6,876	8,188
Average other intangibles (GAAP)		83	29	—	28	140	87	31	—	26	144
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		27	9	—	399	435	27	9	—	396	432
Average tangible assets	C	$74,794	$67,303	$8,389	$60,200	$210,686	$73,693	$68,166	$9,418	$60,045	$211,322
Return on average total tangible assets	A/C	1.74%	1.37%	(2.40)%	NM	0.72%	1.61%	1.52%	(2.14)%	NM	0.75%
Efficiency ratio:
Noninterest expense (GAAP)	D	$916	$300	$23	$20	$1,259	$915	$311	$26	$49	$1,301
Net interest income (GAAP)		1,156	478	(28)	(237)	1,369	1,120	494	(31)	(173)	1,410
Noninterest income (GAAP)		285	207	—	40	532	277	242	—	34	553
Total revenue (GAAP)	E	$1,441	$685	($28)	($197)	$1,901	$1,397	$736	($31)	($139)	$1,963
Efficiency ratio	D/E	63.53%	43.84%	NM	NM	66.23%	65.49%	42.28%	NM	NM	66.27%

		FIRST QUARTER 2024					FOURTH QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$272	$259	($60)	($137)	$334	$269	$269	($72)	($277)	$189
Less: Preferred stock dividends		—	—	—	30	30	—	—	—	30	30
Net income (loss) available to common stockholders	B	$272	$259	($60)	($167)	$304	$269	$269	($72)	($307)	$159
Return on average total tangible assets:
Average total assets (GAAP)		$73,833	$70,100	$10,554	$66,283	$220,770	$73,334	$72,758	$11,776	$65,785	$223,653
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	542	770	—	6,876	8,188
Average other intangibles (GAAP)		92	33	—	28	153	98	35	—	30	163
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		26	10	—	397	433	26	10	—	385	421
Average tangible assets	C	$73,225	$69,307	$10,554	$59,776	$212,862	$72,720	$71,963	$11,776	$59,264	$215,723
Return on average total tangible assets	A/C	1.49%	1.50%	(2.30)%	NM	0.63%	1.47%	1.48%	(2.42)%	NM	0.35%
Efficiency ratio:
Noninterest expense (GAAP)	D	$903	$317	$25	$113	$1,358	$905	$324	$28	$355	$1,612
Net interest income (GAAP)		1,093	514	(37)	(128)	1,442	1,086	551	(45)	(104)	1,488
Noninterest income (GAAP)		258	227	—	32	517	265	196	—	39	500
Total revenue (GAAP)	E	$1,351	$741	($37)	($96)	$1,959	$1,351	$747	($45)	($65)	$1,988
Efficiency ratio	D/E	66.87%	42.80%	NM	NM	69.33%	67.08%	43.44%	NM	NM	81.13%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		THIRD QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$276	$260	($67)	($39)	$430
Less: Preferred stock dividends		—	—	—	30	30
Net income (loss) available to common stockholders	B	$276	$260	($67)	($69)	$400
Return on average total tangible assets:
Average total assets (GAAP)		$72,964	$74,997	$13,113	$59,088	$220,162
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188
Average other intangibles (GAAP)		103	39	—	31	173
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		24	12	—	386	422
Average tangible assets	C	$72,343	$74,200	$13,113	$52,567	$212,223
Return on average total tangible assets	A/C	1.51%	1.39%	(2.03)%	NM	0.81%
Efficiency ratio:
Noninterest expense (GAAP)	D	$905	$325	$30	$33	$1,293
Net interest income (GAAP)		1,067	560	(41)	(64)	1,522
Noninterest income (GAAP)		278	180	—	34	492
Total revenue (GAAP)	E	$1,345	$740	($41)	($30)	$2,014
Efficiency ratio	D/E	67.18%	43.93%	NM	NM	64.21%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
		2024					2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$895	$749	($161)	($375)	$1,108	$790	$884	($172)	($83)	$1,419
Less: Preferred stock dividends		—	—	—	103	103	—	—	—	87	87
Net income (loss) available to common stockholders	B	$895	$749	($161)	($478)	$1,005	$790	$884	($172)	($170)	$1,332
Return on average total tangible assets:
Average total assets (GAAP)		$74,510	$69,046	$9,450	$66,514	$219,520	$72,477	$77,130	$14,409	$57,723	$221,739
Less: Average goodwill (GAAP)		542	770	—	6,875	8,187	540	766	—	6,876	8,182
Average other intangibles (GAAP)		87	31	—	28	146	109	41	—	32	182
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		27	9	—	397	433	23	12	—	387	422
Average tangible assets	C	$73,908	$68,254	$9,450	$60,008	$211,620	$71,851	$76,335	$14,409	$51,202	$213,797
Return on average total tangible assets	A/C	1.62%	1.47%	(2.28)%	NM	0.70%	1.47%	1.55%	(1.60)%	NM	0.89%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,734	$928	$74	$182	$3,918	$2,637	$971	$95	$192	$3,895
Net interest income (GAAP)		3,369	1,486	(96)	(538)	4,221	3,101	1,741	(84)	(5)	4,753
Noninterest income (GAAP)		820	676	—	106	1,602	802	588	—	93	1,483
Total revenue (GAAP)	E	$4,189	$2,162	($96)	($432)	$5,823	$3,903	$2,329	($84)	$88	$6,236
Efficiency ratio	D/E	65.26%	42.95%	NM	NM	67.28%	67.54%	41.67%	NM	NM	62.45%